UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2022

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 12, 2022, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia Therapeutics Presents New Interim Data from First-in-Human Study of NTLA-2002 for the Treatment of Hereditary Angioedema (“HAE”) at the American College of Allergy, Asthma & Immunology 2022 Annual Scientific Meeting.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Interim Clinical Data of NTLA-2002

On November 12, 2022, the Company announced additional interim results from an ongoing Phase 1/2 clinical study of NTLA-2002 for the treatment of hereditary angioedema (“HAE”). The data presented are from 10 adult patients with HAE in the Phase 1, dose-escalation portion of the study, with a data cut-off date of September 28, 2022. Single doses of 25 mg (n=3), 50 mg (n=4) and 75 mg (n=3) of NTLA-2002 were administered via intravenous infusion, and changes from baseline values of plasma kallikrein protein were measured for each patient.

Administration of NTLA-2002 led to deep, dose-dependent reductions in plasma kallikrein as described below, based on complete cohort biomarker data availability. For the 25 mg and 75 mg cohorts, these deep reductions in plasma kallikrein were sustained through the observation period, which ranged from week 16 to week 32.

Cohort	Mean plasma kallikrein reduction at latest follow-up
25 mg (n=3)	64% (week 32)
50 mg (n=4)	81% (day 22)
75 mg (n=3)	92% (week 16)

HAE attack rates are measured in the dose-escalation portion of the study, with the first analysis occurring at the end of the pre-specified 16-week primary observation period. To date, all patients in the 25 mg and 75 mg dose cohorts have reached the end of this initial observation period in ongoing follow-up as described below. Patients in the 50 mg cohort have not completed the primary 16-week observation period.

Cohort	Baseline attack rate in screening period	Mean HAE attack rate reduction - week 1 to 16	Mean HAE attack rate reduction - week 5 to 16	Duration of ongoing attack-free interval
25 mg (n=3)	1.1 to 7.2 attacks / month	91%	89%	5.5 - 10.6 months
75 mg (n=3)	4.0 to 5.9 attacks / month	78%	89%	2.3 - 4.2 months

At all three dose levels, NTLA-2002 was generally well-tolerated, and the majority of adverse events were mild in severity. The most frequent adverse events were infusion-related reactions, which were mostly Grade 1 and resolved within one day. There have been no dose-limiting toxicities, no serious adverse events and no adverse events of Grade 3 or higher observed to date. No clinically significant laboratory abnormalities were observed.

Intellia expects to select up to two doses to further evaluate NTLA-2002 in the Phase 2, placebo-controlled, dose-expansion portion of the study, which is expected to begin in the first half of 2023. Intellia anticipates expanding country and site participation, including U.S. clinical sites, as part of the Phase 2 study.

Forward Looking Statements.

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: its ability to conduct and complete clinical studies for NTLA-2002 for the treatment of hereditary angioedema (“HAE”); its expectation to begin the Phase 2 dose-expansion of the study in the first half of 2023, and its expectation to expand country and site participation, including U.S. clinical sites, as part of the Phase 2 study; its ability to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical and clinical studies, including those in its NTLA-2002 program, in any future studies, including human clinical trials evaluating treatments for other genetic diseases; and the timing of regulatory filings and clinical trial execution, including enrollment and dosing of patients.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that could cause actual results to differ materially and adversely from those set forth in or implied by any forward-looking statements. These risks, uncertainties and factors include, but are not limited to: risks related to the successful enrollment of patients in the Phase 1/2 study for NTLA-2002 for the treatment of HAE; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to the authorization, initiation and conduct of studies and other development requirements, including manufacturing, for its in vivo and ex vivo product candidates, including NTLA-2002; the risk that any one or more of Intellia’s product candidates, including NTLA-2002, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies, including for NTLA-2002, will not be predictive of future results in connection with future studies; and the risk that Intellia will not be able to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical studies to develop additional product candidates, including to apply its proprietary CRISPR/Cas9 technology platform successfully to additional product candidates to treat other genetic diseases. For a discussion of these and other risks, uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date:	November 14, 2022	By:	/s/ John M. Leonard
Name: John M. Leonard Title: Chief Executive Officer and President